UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2005
Date of Report (Date of earliest event reported)

PHAGE GENOMICS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-30995	98-0232244
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2215 Lucerne Circle
Henderson, NV	89104
(Address of principal executive offices)	(Zip Code)

(702) 451-4981
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On May 18, 2005, Phage Genomics, Inc. (the “Company”) engaged Kyle L. Tingle, CPA, LLC (“KLT”), as its new independent registered public accounting firm, following the resignation of the Company's prior independent registered public accounting firm, Manning Elliott, Chartered Accountants (“Manning Elliott”), which occurred on May 18, 2005. The decision to change accountants was recommended and approved by the Company's board of directors.

Manning Elliott performed the audit of the Company's financial statements for the years ended December 31, 2004 and 2003. During this period and the subsequent interim period through May 18, 2005, there were no disagreements with Manning Elliott on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Manning Elliott’s satisfaction would have caused Manning Elliott to make reference to the subject matter of the disagreements in connection with Manning Elliott’s report, nor were there any "reportable events" as such term is defined in Item 304(a)(3) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended.

Manning Elliott’s decision to resign as our independent auditor was ratified by the Company’s board of directors on May 18, 2005, and was made due to the fact that the Company’s operations and management are now in the United States and the Company is required to have a U.S. based independent auditor.

The audit reports of Manning Elliott for the Company's years ended December 31, 2004 and 2003 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, other than the uncertainty that the Company might not be able to operate as a going concern.

The Company has requested Manning Elliott to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b) On May 18, 2005 the Company engaged KLT as the new principal accountant to audit its financial statements. The decision to engage KLT was approved by the Company's board of directors.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit
Number	Description of Exhibit

16.1	Letter of Manning Elliott, Chartered Accountants

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHAGE GENOMICS, INC.

Date:	June 3, 2005
		By:	/s/ K. Ian Matheson

K. IAN MATHESON
President and Chief Executive Officer